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                               FIRST AMENDMENT
                         DATED AS OF DECEMBER 1, 1997
                             TO PLEDGE AGREEMENT
                           DATED AS OF JULY 6,1995
                                   BETWEEN
                         GEOTEK COMMUNICATIONS, INC.
                                     AND
            IBJ SCHRODER BANK & TRUST COMPANY, AS COLLATERAL AGENT


         FIRST AMENDMENT, dated as of December 1, 1997, between GEOTEK COMMUNICATIONS, INC., a Delaware corporation ("Geotek" or the "Pledgor"), and IBJ SCHRODER BANK & TRUST COMPANY, a banking company organized under the laws of the State of New York, as collateral agent (the "Collateral Agent").

                                   BACKGROUND:

         The parties hereto entered into a Pledge Agreement as of July 6, 1995 (as amended to date, the "Pledge Agreement"), in connection with the Indenture, dated as of June 30, 1995, between the parties hereto, which governs Geotek's 15% Senior Secured Discount Notes due 2005 (the "Securities"). Geotek and holders of a majority of the outstanding aggregate principal amount of Securities have agreed to amend certain provisions of the Pledge Agreement as set forth herein.

         Accordingly, the parties hereto agree as follows:

                                  AGREEMENT:

                  1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Pledge Agreement.

                  2. Additional Pledged Securities. Schedule I to the Pledge Agreement is hereby amended and restated as set forth in Schedule I to this Agreement. Geotek shall deliver to the Collateral Agent the share certificates evidencing all of the Capital Stock of Geotek U.S. Networks, Inc., duly endorsed in blank or accompanied by proper instruments of assignment or transfer (including without limitation undated stock powers executed in blank with signatures appropriately guaranteed).

                  3. Amended Recital. The first Recital on page 1 of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:


                           A. Geotek and the Collateral Agent are parties to an
                  Indenture dated as of June 30, 1995
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                  (as the same may be amended, modified, extended or replaced from time to time, the "Indenture").


                  4. New Definitions. Section 1.2 of the Pledge Agreement is hereby amended to add the following new definitions in alphabetical order among the existing definitions (and to delete the letters in parentheses preceding the existing definitions):

                           "License Holding Company" means [Geotek U.S.
                  Networks, Inc.], a Delaware corporation which is a Wholly-Owned Subsidiary of Geotek and is one of the Pledged Companies.

                           "License Reallocation" means the transfer of the
                  Reallocated Licenses by Geotek or the Subsidiaries of Geotek which own such Licenses to the License Holding Company.

                           "License Restriction" has the meaning set forth in
                  Section 4.1.15.

                           "Northeast Licensed Area" means the geographic area
                  covered by the Northeast Licenses.

                           "Northeast Licenses" means the Licenses listed in
                  Schedule V hereto and any other License constituting Northeast Replacement Collateral.

                           "Permitted License Transfer" means the transfer of
                  any Releasable License by the License Holding Company to Geotek or another Subsidiary of Geotek, provided that each of the applicable Release Conditions have been satisfied.

                           "Reallocated Licenses" means the Licenses listed in
                  Schedule II hereto.

                           "Releasable Licenses" means the Licenses listed in
                  Schedules III-(i) and III-(ii) hereto.

                           "Release Condition Senior Lien" means a lien senior
                  to the third priority lien or second priority lien granted to the Collateral Agent under the Release Condition set forth in clause (i)(B)(2) or (ii)(C), respectively, of the definition thereof; provided, however, that such senior lien shall not cover any Collateral other than the Capital Stock or Releasable License specified in such clauses of the definition of Release Condition.

                           "Release Conditions" means (i) with respect to a
                  Permitted License Transfer of any of the Releasable Licenses listed in Schedule III-(i) hereto, (A) as of the date of such Transfer,

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                  Geotek and its Subsidiaries that are organized under

                  the laws of any state of the United States or the District of Columbia and do business in the United States (the "Domestic Geotek Subsidiaries") shall have not less than 100,000 Qualified GEONET Subscribers in the aggregate, or (B)(1) as of the date of such Transfer, Geotek and the Domestic Geotek Subsidiaries shall have not less than 50,000 Qualified GEONET Subscribers in the aggregate and (2) Geotek shall have caused Geotek Financing Corporation to enter into a Pledge Agreement granting to the Collateral Agent for the benefit of the holders of the Securities a third priority lien on the Capital Stock of Geotek License Holdings, Inc., which is pledged to Hughes Network Systems, Inc. ("HNS"), subject only to the existing liens in favor of HNS under the Amended and Restated Borrower Pledge Agreement dated September 27, 1996, between Geotek Financing Corporation and HNS, and shall have provided to the Collateral Agent an opinion of independent counsel regarding the perfection and priority of such lien, which opinion shall be in form and substance reasonably satisfactory to the Collateral Agent; provided, however, that the Release Conditions under this clause (i)(B) shall only be effective if the Licenses listed on Schedule IV hereto are then owned by Geotek License Holdings, Inc.; and (ii) with respect to a Permitted License Transfer of any of the Releasable Licenses listed in Schedule III-(ii) hereto, (A) as of the date of such Transfer, Geotek and the Domestic Geotek Subsidiaries shall have not less than 30,000 Qualified GEONET Subscribers in the aggregate, (B) following such Transfer, such Releasable Licenses will be utilized to secure (whether by a pledge of the Capital Stock of the holder of such Releasable Licenses or a pledge of such Releasable Licenses) Indebtedness permitted to be incurred under the Indenture, and (C) Geotek shall have entered into a Pledge Agreement or Security Agreement granting to the Collateral Agent for the benefit of the holders of the Securities a second priority lien on the Capital Stock of the holder of such Releasable Licenses or on such Releasable Licenses, as the case may be, subject only to the pledge referred to in clause (ii)(B) above, and shall have provided to the Collateral Agent an opinion of independent counsel regarding the perfection and priority of such lien, which opinion shall be in form and substance reasonably satisfactory to the Collateral Agent; and (iii) with respect to a Permitted License Transfer of

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                  any Releasable License, no Default or Event of Default
                  shall have occurred and is continuing.

                  5. Amended Definitions.

                           (a) Clause (i) of the definition of "Permitted
Pledge Agreement Indebtedness" in Section 1.2 of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) Indebtedness permitted to be incurred pursuant to
                  clauses (b), (c), (e), (f), (g), (h) and (p) of the second paragraph of Section 4.08 of the Indenture entitled "Limitation on Indebtedness";

                           (b) The definition of "Permitted Pledge Agreement
Liens" in Section 1.2 of the Pledge Agreement is hereby amended to add, after clause (iv) thereof, "and (v) Release Condition Senior Liens."

                           (c) The definition of "Pledged Companies" in Section
1.2 of the Pledge Agreement is hereby amended to add, after clause (f) thereof, "and (g) Geotek U.S. Networks, Inc."

                           (d) The definition of "Qualified GEONET Subscriber"
in Section 1.2 of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

                           "Qualified GEONET Subscriber" means a user of GEONET
                  services who has generated at least $28.00 in monthly billings for the two most recently completed consecutive billing months and who has paid at least one of such monthly billings.

                  6. Permitted Prior Liens. Section 3.3 of the Pledge Agreement is hereby amended to add, at the end of such Section, "or the Release Condition Senior Liens."

                  7. No Pari Passu Liens. Section 4.1.2 of the Pledge Agreement is hereby amended to delete the last sentence thereof.

                  8. Additional Subsidiary Pledges. Sections 4.1.10(a) and (b) of the Pledge Agreement are hereby amended and restated in their entirety to read as follows:

                           (a) The sale, transfer or other disposition of any
                  Pledged Collateral or any property or assets of any Pledged Company shall be subject to Section 4.1.12, 4.1.13 and 4.1.14 of this Agreement and Sections 4.12 and 10.08 of the Indenture.

                           (b)  [Intentionally deleted]

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                  9. Covenants. The Pledge Agreement is hereby amended to add the following Sections after Section 4.1.10:

                           4.1.11 License Reallocation. Geotek and its
                  Subsidiaries will promptly and diligently take the steps necessary to carry out the License Reallocation, and shall complete the License Reallocation on or before April 30, 1998.

                  Upon the completion of the License Reallocation, Geotek will deliver to the Collateral Agent an Officers' Certificate and an opinion of independent counsel to Geotek to the effect that
                  (a) the Reallocated Licenses are valid and in full force and effect for their specified terms, (b) there are no pending or (to the best of such counsel's knowledge) threatened proceedings before the FCC relating to the Pledged Companies or any of the Reallocated Licenses, (c) the License Holding Company owns the Reallocated Licenses free and clear of any encumbrances or restrictions, except those listed on Schedule II hereto, (d) the License Reallocation has been approved by a final order of the FCC, and no other order, approval, authorization or consent of, or filing or registration with, any other person (as defined in the Indenture) is necessary or required in connection with the License Reallocation, and (e) the Collateral Agent has a first priority perfected security interest, for the benefit of the holders of the Securities, in all of the issued and outstanding capital stock of the License Holding Company and Geotek USA.

                           4.1.12 Prohibitions Pending License Reallocation.
                  Unless and until Geotek has completed the License Reallocation and the Trustee has received the Officers' Certificate and opinion of counsel referred to in Section 4.1.11 hereof, Geotek will not, and will not permit any of its Subsidiaries to, (i) use any Net Cash Proceeds from any Asset Sale for the working capital needs and general corporate purposes of Geotek or any of its Subsidiaries, except for the use of the Bogen Sale Proceeds to the extent permitted by Section 4.20 of the Indenture, or (ii) make a Permitted License Transfer.

                           4.1.13 No Sales or Encumbrances. Notwithstanding any
                  provision to the contrary contained in this Agreement (including without limitation Sections 4.1.10 and 7.14) or in the Indenture or any other document, Geotek will not (a) sell, transfer or otherwise dispose of, or grant any rights or interest in, any Capital Stock of the License Holding Company or Geotek USA or

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                  permit either of such Pledged Companies to issue or have
                  outstanding any Capital Stock other than Pledged Securities, or (b) create, incur, permit to exist, pledge or grant a security interest in or lien (including without limitation Permitted Pledge Agreement Liens) on any of the Capital Stock of the License Holding Company or Geotek USA, except in favor of the Collateral Agent.

                           4.1.14 Restrictions on License Holding Company.
                  Notwithstanding any provision to the contrary contained in this Agreement (including without limitation Sections 4.1.10 and 7.14) or in the Indenture or any other document, Geotek will not permit the License Holding Company to (a) create, incur, issue, assume, Guarantee or in any manner become directly or indirectly liable (contingently or otherwise) for any Indebtedness (including without limitation Permitted Pledge Agreement Indebtedness), other than guarantees with respect to the Securities, (b) own or acquire any material assets or properties other than the Reallocated Licenses or other Licenses used in connection with the GEONET systems, (c) create, incur, permit to exist, pledge or grant a security interest in or lien (including without limitation Permitted Pledge Agreement Liens) on any of the Reallocated Licenses, except for a Release Condition Senior Lien on a Releasable License following a Permitted License Transfer thereof, (d) transact any business or engage in any activities other than holding the Reallocated Licenses and activities that are necessary or incidental thereto, or (e) sell, convey, transfer, lease or otherwise dispose of, or grant any rights or interest in, any Northeast License, except as permitted by
                  Section 10.08(e)(ii) of the Indenture.

                           4.1.15 License Restrictions. In the event that Geotek
                  at any time becomes aware of any encumbrance or restriction (operational or otherwise) imposed on any Reallocated License by any 900 MHz Designated Frequency Area Specialized Mobile Radio License held by any person (a "License Restriction"), other than the License Restrictions described on Schedule II attached hereto, Geotek shall use all commercially reasonable best efforts to cause the removal of such License Restriction as soon as practicable after its discovery thereof. If, despite such commercially reasonable best efforts, Geotek is unable to cause the removal of any such License Restriction, Geotek shall take all actions necessary to provide the Collateral Agent with

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                  additional tangible or intangible assets having a Fair Market
                  Value equivalent to the diminution of the Fair Market Value of the restricted Licenses caused by such License Restriction.

                  10. Release of Collateral. The penultimate paragraph of
Section 7.14 of the Pledge Agreement is hereby amended and restated in its entirety to read as follows, and the last paragraph of Section 7.14 of the Pledge Agreement is deleted:

                           In addition, in the event that any Pledged Collateral
                  is sold or transferred in a transaction permitted by this Agreement and the Indenture, the Collateral Agent shall release the Liens in favor of the Collateral Agent in the Pledged Collateral so sold or transferred on the terms and conditions set forth in Section 10.08 of the Indenture.

                  11. Conditions Precedent. The amendment of the Pledge Agreement pursuant to this First Amendment shall not be effective unless and until the First Amendment to the Indenture has been executed and delivered by Geotek and the Trustee and each of the conditions precedent to the effectiveness thereof have been satisfied.

                  12. Counterparts. This First Amendment may be signed in any number of counterpart copies, each of which shall constitute an original, with the same effect as if the signatures thereon and hereon were upon the same instrument.

         13. Governing Law. This First Amendment shall be construed, interpreted and governed by the laws of the State of New York, without giving effect to the principles of conflicts of law.

                  14. No Other Amendments. Except as to the matters referred to in this First Amendment, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

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         IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have executed this First Amendment as of the date first written above.

                                      GEOTEK COMMUNICATIONS, INC.

                                      By: /s/
                                         ---------------------------
                                      Name:
                                      Title:

                                      IBJ SCHRODER BANK & TRUST COMPANY,
                                         as collateral agent

                                      By:/s/
                                         ---------------------------
                                      Name:  Stephen J. Giurlando
                                      Title: Assistant Vice President

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